Exhibit 99.2

An Evaluation of the Efficacy and Safety of N1539, a Novel Intravenous Formulation of NanoCrystal Meloxicam, in Subjects with Moderate to Severe Pain Following Hysterectomy
Randall J. Mack1, Wei Du, Ph.D2, Alex Freyer, Pharm.D1 1Recro Pharma, Inc., Malvern, PA, USA; 2Clinical Statistics Consulting, Blue Bell, PA, USA INTRODUCTION
N1539 is a novel intravenous (IV) formulation of meloxicam being developed for the management of moderate to severe acute pain. Meloxicam is a nonsteroidal anti-inflammatory drug (NSAID) of the enolic acid class that possesses anti-inflammatory, analgesic, and antipyretic activities, which are believed to be related to the inhibition of cyclooxygenase (COX) and subsequent reduction in prostaglandin biosynthesis (Mobic 2012; Turck 1997; Del Tacca 2002). Oral meloxicam has a slow onset of action, largely due to poor solubility, and is not currently approved for the treatment of acute pain. Absorption is prolonged; the time to maximum observed plasma concentration is approximately 5-6 hours following oral administration (Degner 1997; Turck 1997), which is consistent with its poor aqueous solubility. By increasing the dissolution rate of the active meloxicam moiety, the use of N1539 has been shown to provide a rapid onset of action of meloxicam, thus rendering it suitable for the treatment of acute pain via the IV route.
OBJECTIVE
The primary objective of this study was to determine the analgesic efficacy, duration of effect, and safety of single doses of N1539 in subjects undergoing open abdominal hysterectomy.
METHODS
Subjects All subjects provided informed consent prior to completing any study activities. Selected inclusion criteria:
Females aged 18 to 65 years.
Underwent open abdominal hysterectomy, with an anticipated length of incision to be = 3 inches.
Moderate to severe pain within 6 hours of last morphine dose, with a visual analog scale (VAS) score =45 mm (0 to 100 mm scale).
Selected exclusion criteria:
Active gastrointestinal (GI) bleeding, or any history of peptic ulcer disease.
Known bleeding disorder or was taking agents affecting coagulation.
Underwent any prior abdominal surgical procedure with the exception of inguinal hernia repair or appendectomy by the lateral approach or cesarean section if the surgery was performed more than 1 year prior to study participation and the subject experienced no postoperative complications.
Taking or had taken an opioid chronically (more than 30 consecutive days of daily use) for pain in the past 2 years.
Study Design Two-part, Multi-center Study: Part 1: randomized, single-dose, double-blind, placebo-and active-controlled; Part 2: Multiple-dose, open-label (Part 2 presented separately). Each subject’s study participation consisted of a screening visit, surgery and inpatient evaluation period of variable length, and a follow-up visit 14 days after hospital discharge.
On Postoperative Day 1, subjects were eligible to receive a single study dose within 6 hours following discontinuation of other analgesics. Subjects were followed for 24 hours. Endpoints
Co-Primary Endpoint: Summed pain intensity (PI) difference over the first 24 hours post-dose (SPID24).
Sum of the time-weighted pain relief scores over the first 24 hours post-dose (TOTPAR24). Secondary Endpoints included:
Pain intensity difference (PID) calculated as change from baseline.
Time to first use of rescue analgesia. Patient reported Global Evaluation Scale
Statistical Analysis An analysis of covariance (ANCOVA) model, with treatment as a factor and baseline PI as a covariate, was used to analyze SPID24 and TOTPAR24 to assess the treatment effect. The same ANCOVA model was used for analysis of various secondary endpoints. The Kaplan-Meier method was used to estimate the survival analyses. The PID was calculated by subtracting the baseline PI score from the post-dose PI score. The weight given to each PID score was equal to the elapsed time since the previous evaluation. Subjects who received rescue medication prior to 24 hours had their PI scores recorded immediately prior to rescue and carried forward through 24 hours.
RESULTS Demographics A total of 486 subjects were randomized and treated in this study. However, 26 subjects (all from one study center) were excluded from the efficacy analyses due to potential bias introduced by unblinded personnel performing blinded assessments during the double-blind phase. Therefore, the efficacy population only included 460 treated subjects.
Table 1: Summary of Demographics and Disposition N1539
Placebo Morphine 5 mg 7.5 mg 15 mg 30 mg 60 mg Total Population (n) 64 62 60 91 60 60 89 Age (years) Mean (SD) 47.9 (6.46) 48.0 (7.43) 47.7 (6.27) 47.9 (5.67) 46.9 (6.28) 47.4 (7.40) 47.6 (7.12) Range (32, 65) (28, 63) (29, 62) (36, 63) (31, 65) (25, 62) (29, 63) BMI (kg/m2) Mean (SD) 25.79 (3.654) 26.45 (3.139) 25.17 (3.047) 26.02 (3.250) 25.09 (2.865) 25.61 (3.462) 26.50 (3.266) Range (19.3, 31.6) (18.8, 31.3) (19.9, 31.3) (19.2, 31.2) (19.7, 31.0) (18.8, 31.2) (18.8, 31.5) Race (%) White/ Caucasian 100 100 100 100 100 100 98.9 Gender: Female (%) 100 100 100 100 100 100 100 Baseline Pain Score Mean (SD) 57.8 (7.49) 57.7 (9.59) 61.1 (11.19) 60.5 (11.10) 60.0 (10.13) 59.4 (10.04) 59.5 (9.68) Efficacy Population (n) 60 60 60 80 60 60 80
Efficacy SPID24 (Co-Primary Endpoint)
Overall, there was a statistically significant difference among the groups. Statistically significant differences for SPID24 effect size were seen for each of the N1539 dose groups compared with to placebo (P <0.001).
The SPID24 effect size for N1539 60 mg, 30 mg, and 15 mg dose groups were statistically significantly better than the morphine group (P=0.002). Table 2: SPID24 – LS Mean (SE) Placebo Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg (N=64) (N=62) (N=60) (N=91) (N=60) (N=60) (N=89)
-4555.9 29615.8 33517.1 34241.3 47176.1 56276.8 54074.4 (3807.05) (3869.24)* (3930.09)* (3189.34)* (3926.20) # (3926.46) # (3225.48)# * p=0.001 vs. placebo # p=0.001 vs. placebo AND p=0.05 vs. morphine Figure 1: SPID24 – Effect Size
2.5 2 CI 1.5 Favors 95% Treatment (Effect Size >0) and 1 size Effect
0.5 0 Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg Favors
Placebo (Effect Size <0) -0.5 TOTPAR24 (Co-Primary Endpoint)
Overall, there was a statistically significant difference among the groups.
Statistically significant differences for TOTPAR24 effect size were seen for all N1539 dose groups compared to placebo (P<0.001).
The TOTPAR24 effect size for N1539 60 mg, 30 mg, and 15 mg dose groups were statistically significantly better than the morphine group (P<0.001). Table 3: TOTPAR24 – LS Mean (SE)
Placebo Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg (N=64) (N=62) (N=60) (N=91) (N=60) (N=60) (N=89) 1100.6 2723.3 3124.9 3104.5 3734.3 4130.4 4101.7 (185.36) (188.39)* (191.35)* (155.28)* (191.16) # (191.17) # (157.04) #
* p=0.001 vs. placebo # p=0.001 vs. placebo AND p=0.05 vs. morphine Figure 2: TOTPAR24 – Effect Size
2.5 2 1.5 CI 95% Favors and 1 Treatment size (Effect Size >0)
Effect 0.5 0 Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg
Favors Placebo (Effect Size <0)
-0.5 Global Evaluation Score (GES) at Hour 24 GES was evaluated at the end of the 24-hour double-blind phase; subjects rated their study treatment as: 0=poor, 1=fair, 2=good, 3=very good, 4=excellent.
There was a statistically significant difference among all active treatment groups compared with placebo, and for N1539 7.5 mg, 15 mg, 30 mg, and 60 mg compared with Morphine
Results demonstrated that subjects treated with N1539 at 7.5 mg or greater were more satisfied with their treatment compared with morphine or placebo.
Figure 3: GES at Hour 24
3.5
#
3 #
24
Hour #
2.5 at # Score *
*
Evaluation 2 Global 1.5 SE) (+/ - 1 Mean
0.5
0
Placebo Morphine 5 mg 7.5 mg 15 mg 30 mg 60 mg
* p=0.001 vs. placebo
# p=0.001 vs. placebo AND p0.01 vs. morphine
Time to First Rescue Medication
Rescue use: placebo (95.0%), morphine (76.7%), N1539 5 mg (60.0%), N1539 7.5 mg (62.5%) N1539 15 mg (45.0%), N1539 30 mg (36.7%), N1539 60 mg (38.8%). In a log-rank analysis, the difference between each active treatment and placebo was statistically significant (P <0.001).
Median time to rescue medication: placebo (1.0 hour), morphine (6.6 hours), N1539 5 mg (12.2 hours), 7.5mg (8.3 hours), N1539 15 mg (18.3 hours), N1539 30 mg (21.9 hours), N1539 60 mg (20.6 hours). In a Cox model, the difference between each active treatment and placebo was statistically significant (P <0.001).
Figure 4: Survival Analysis of Time to First Rescue Medication
100%
80%
Analgesia
Rescue 60% First with Subjects 40% %
20%
0%
0 120 240 360 480 600 720 840 960 1080 1200 1320 1440
Time (Minutes) from First Dose
Placebo Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg
Pain Intensity Differences at Each Time Point
Statistically significant PID from baseline were detected as early as 10 minutes post-dose and continued throughout the 24-hour double-blind phase in all active treatment groups.
Figure 5: Pain Intensity Differences Over Time
20
0
SE) - (+/ Differences Intensity -20 Pain Mean
-40
-60
0 2 4 6 8 10 12 14 16 18 20 22 24
Time (hr) Since First Dose
Placebo Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg
Figure 6: Pain Intensity Differences Over Time – Hour 0-2
20
0
SE) - (+/ Differences Intensity -20 Pain Mean
-40
-60
0 20 40 60 80 100 120
Time (minutes) Since First Dose
Placebo Morphine N1539 5 mg N1539 7.5 mg N1539 15 mg N1539 30 mg N1539 60 mg
Safety
Doses up to 60 mg of N1539 were generally well tolerated during the double-blind and open-label periods.
Adverse events were generally reported as mild with no meaningful differences among N1539 treatment groups.
The AE profile observed in the open-label period was generally similar to that seen in the double-blind period.
Five SAEs were reported in the study, none were considered related to study treatment.
One subject discontinued the study due to an AE attributed to the use of morphine as a rescue edication.
Table 4: Summary of Adverse Events – Percent of Subjects
N1539
Placebo Morphine 5 mg 7.5 mg 15 mg 30 mg 60 mg n=64 n=62 n=60 n=91 n=60 n=60 n=89 Anemia 3.1 4.8 3.3 13.2 3.3 1.7 10.1 Anemia Postoperative - 1.6 - - - 3.3 - Constipation - 4.8 5.0 1.1 1.7 - - Flatulence - 4.8 1.7 1.1 3.3 - - Hypokalaemia - 3.2 1.7 1.1 - 1.7 - Insomnia 4.7 8.1 10.0 4.4 5.0 5.0 4.5 Ketonuria 7.8 9.7 6.7 9.9 15 10 10.1 Leukocytosis - - 1.7 - - 3.3 - Pyrexia 1.6 3.2 3.3 2.2 - - - Sinus Tachycardia - - 3.3 - - - 1.1
Anemia
The incidence of anemia was reported across treatment groups with no apparent relation to study dose.
Predetermined criteria for AEs of anemia were: postoperative hemoglobin < 8.0 g/dL OR postoperative hemoglobin between 8.0 - 9.9 g/dL with a decrease of = 0.5 g/dL from screening (within 7 days prior to surgery, no immediate pre-operative laboratory assessments were collected)
Additional review determined that none of the shifts in hemoglobin, for any treatment group, were clinically meaningful
Figure 7: Hemoglobin Shift Plots
Ketonuria
The study reported an unexpected incidence of ketonuria events across all treatment groups.
Subsequent review identified that all AEs of ketonuria were reported at a single study center; this anomaly of ketonuria occurring only at one study may be related to specific differences in the timing of resumption of adequate oral caloric intake and or the use of glucose containing electrolytes, as the degree of ketonuria which occurs in the normal person with a subcaloric intake may reach up to 15 gm per day after complete starvation.
Table 5: Summary of Ketonuria Incidence
N1539
Placebo Morphine 5 mg 7.5 mg 15 mg 30 mg 60 mg All Sites 5 / 64 (7.8) 7 / 62 (9.7) 4 / 60 (6.7) 9 / 91 (9.9) 10 / 60 (15) 6 / 60 (10) 9 / 89 (10.1) Site 27 (Poland) 5 / 7 (71.4) 7 / 8 (87.5) 4 / 5 (80.0) 9 / 10 (90.0) 10 / 10 (100) 6 / 7 (85.7) 9 / 10 (90.0) All except Site 27 0 / 57 (0) 0 / 54 (0) 0 / 55 (0) 0 / 81 (0) 0 / 50 (0) 0 / 53 (0) 0 / 79 (0)
CONCLUSIONS
N1539, at doses of 5 mg to 60 mg, met both Co-Primary Endpoints by producing statistically significant differences in SPID24 and TOTPAR24 compared with placebo.
N1539 also produced statistically significantly better responses in a number of secondary efficacy endpoints compared with placebo.
Dosing with N1539 was safe and well tolerated with a low incidence of AEs, SAEs, and discontinuations due to AE, and no deaths.
REFERENCES
Degner F, Turck D, Pairet M. Pharmacological, pharmacokinetic and clinical profile of meloxicam. Drugs of Today. 1997;33:739-758.
Del Tacca M, Colucci R, Fornai M, Blandizzi C. Efficacy and tolerability of meloxicam, a COX-2 preferential nonsteroidal anti-inflammatory drug. Clin Drug Invest. 2002;22(12):799-818.
Mobic [package insert] Ridgefield, CT: Boehringer Ingelheim Pharmaceuticals, Inc; 2012.
Turck D, Busch U, Heinzel G, Narjes H. Clinical pharmacokinetics of meloxicam. Arzneim-Forsch/Drug Res. 1997;47(1):253-258.
Research originally funded by Elan Drug Delivery, Inc. N1539 was subsequently acquired by Recro Pharma, Inc.
Presented at the American Pain Society Annual Scientific Meeting; May 11-14, 2016. Poster # 409